Exhibit 10.4(b)


                   Schedule of Warrant (refinancing) Issued by
             NCT Group, Inc. to Carole Salkind on September 26, 2005


                         Expiration           Exercise           Shares
       Grant Date            Date               Price            Granted
       ----------       ------------         ----------        -----------
        09/26/05          09/26/10            $ 0.006           53,750,000